Exhibit 99.1







MPLX®

August Investor Presentation

August 2019

Forward-Looking Statements

MPLX

This presentation contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (MPLX). These forward-looking statements relate to, among other things, MPLX's acquisition of Andeavor Logistics LP and include expectations, estimates and projections concerning the business and operations, financial priorities and strategic plans of the combined entity. These statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company's control and are difficult to predict. Factors that could cause MPLX's actual results to differ materially from those implied in the forward-looking statements include: the risk that anticipated opportunities and any other synergies from or anticipated benefits of the Andeavor Logistics acquisition may not be fully realized or may take longer to realize than expected, including whether the transaction will be accretive within the expected timeframe or at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDX; the amount and timing of future distributions; negative capital market conditions, including an increase of the current yield on common units; the ability to achieve strategic and financial objectives, including with respect to distribution coverage, future distribution levels, proposed projects and completed transactions; the success of Marathon Petroleum Corporation's (MPC) portfolio optimization, including the ability to complete any divestitures on commercially reasonable terms and/or within the expected timeframe, and the effects of any such divestitures on the business, financial condition, results of operations and cash flows; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute business plans, growth strategies and self-funding models; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects and planned investments, and the ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; modifications to financial policies, capital budgets, and earnings and distributions; the ability to manage disruptions in credit markets or changes to credit ratings; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; other risk factors inherent to MPLX's industry; risks related to MPC; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2018, and Form 10-Q for the quarter ended June 30, 2019, filed with the Securities and Exchange Commission (SEC).

Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; risks as set forth above related to the acquisition of Andeavor Logistics LP by MPLX; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; the ability to manage disruptions in credit markets or changes to credit ratings; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute business plans and to effect any share repurchases or dividend increases, including within the expected timeframe; the ability to complete any divestitures on commercially reasonable terms and/or within the expected timeframe, and the effects of any such divestitures on the business, financial condition, results of operations and cash flows; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the SEC.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Copies of MPLX's Form 10-K and Forms 10-Q are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Copies of MPC's Form 10-K and Forms 10-Q are available on the SEC website, MPC's website at https://www.marathonpetroleum.com/Investors/ or by contacting MPC's Investor Relations office.

Non-GAAP Financial Measures

Adjusted EBITDA, distributable cash flow (DCF) and distribution coverage ratio are non-GAAP financial measures provided in this presentation. Adjusted EBITDA and DCF reconciliations to the nearest GAAP financial measures are included in the Appendix to this presentation. Distribution coverage ratio is the ratio of DCF attributable to GP and LP unitholders to total GP and LP distributions declared. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPLX, net cash provided by operating activities or other financial measures prepared in accordance with GAAP. Certain EBITDA forecasts were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these forward-looking non-GAAP financial measures to the nearest GAAP financial measures have not been provided.

MPLX's Business Mix

- Successfully combined MPLX and Andeavor Logistics creating leading, large-scale diversified midstream company anchored by fee-based cash flows
- High-grading growth capital expenditures with focus on L&S
  - Strategy of creating integrated crude oil and natural gas logistics systems from Permian to USGC
- Harvesting G&P cash flows to drive free cash flow generation
  - Northeast G&P only ~20% of total 2019E EBITDA[a]


Logistics & Storage:
~60% of 2019E EBITDA(a)


Gathering & Processing:
~40% of 2019E EBITDA (a)

(a) 2019 estimate pro-forma for ANDX transaction

MPLX – Key Investment Highlights

Diversified large-cap MLP positioned to deliver attractive returns over the long term

Logistics & Storage



- Expanding third-party business and delivering industry solutions
- Supports extensive operations of largest U.S. refiner

Gathering & Processing



- Largest processor and fractionator in the Marcellus/Utica basins
- Growing presence in Permian basin

Stable Cash Flows



- Substantial fee-based income with limited commodity exposure
- Long-term relationships with diverse set of producer customers

Competitive Cost of Capital



- No IDR burden
- Anticipate no issuance of public equity to fund organic growth capital

Compelling Investment Opportunity

MPLX

- Attractive returns for unitholders
  - 10% distribution growth in 2018
  - Expect $0.01 per unit increase each quarter in 2019
- Gathering & Processing provides attractive growth opportunities
  - Significant natural gas and NGL growth in core footprint
  - Assets to benefit from regional production growth
  - Leverages footprint into downstream opportunities
- Logistics & Storage asset base adds to stability of cash-flow profile
  - Incremental market opportunities off existing footprint
  - New market opportunities for third-party business
- Strong financial attributes
  - Low leverage, high coverage, self-funding
  - Focused on attractive returns for capital projects
  - Commitment to investment grade credit profile



$3,475
$2,004
$1,419
1.36x
1.28x
1.23x
$2,781
$1,628
$1,140
2016
2017
2018
1.60
1.50
1.40
1.30
1.20
1.10
Coverage Ratio x
Annual Coverage Ratio
Distributable Cash Flow (DCF) ($MM)
Adjusted EBITDA attributable to MPLX LP ($MM)

Aligned Strategic Priorities

MPLX

Capture Full Midstream Value Chain

Participate across value chain to diversify business and enhance margins

Alleviate in-basin bottlenecks

Connect supply to global demand markets

Enhance Cash Flow Stability

Long-haul pipelines to add further stable cash flow

Export facilities meet significant, growing market needs

Leverage existing assets for incremental third-party business

Grow in Premier Basins

Permian: significant growth opportunities across all hydrocarbons

Marcellus: disciplined growth to support key producers

Leverage MPC Relationship

Fosters further growth opportunities

Enhances projects via volume commitments

Provide logistics solutions to MPC's nationwide refining footprint

Financial Discipline

Self-funding equity portion of capital investments

Target mid-teen returns on growth investments

Maintain investment grade credit profile

Three Strategic Initiatives

MPLX

1. Streamline capex focusing on most attractive returns
2. Work with MPC on portfolio optimization, which could include asset divestitures
3. Proceeds from divestitures would be used for general purposes, such as investments in high-return projects as well as debt reduction



Capturing The Full Midstream Value Chain

MPLX

Feedstock Acquisition » Inbound Logistics » Refining & Processing » Outbound Logistics » Marketing & Retail







- Diversification enhances opportunities for revenue capture
- Integration enables capture of stable fee-based revenue across the value chain
- Developing assets focused on generating third-party revenue

Integration enhances midstream value by increasing our touch points through the value chain

Capturing Strategic Opportunities

Creating an integrated Permian footprint to the Gulf Coast



Gathering
1
Gas
Oil
Processing
1
Storage
NGLs
Gas
Oil
Long-Haul Pipelines
2
NGLs
Gas
Oil
Fractionation
3
Export
MPC Galveston Bay Refinery
4

- Key L&S projects:
  - Signed definitive agreements for Wink-to-Webster crude oil pipeline
  - Reached FID on Whistler natural gas pipeline
  - Progressing BANGL pipeline
- Would leverage G&P volumes
- Expect to provide supply to MPC refineries and exports



Delaware & Midland Basins
TEXAS
1
2
3
4
Legend
Crude
NGL
Natural Gas
MPC Refinery

1 Permian G&P Feeds Downstream Opportunities

MPLX

Gathering systems create significant growth opportunities in the Permian



TexNew Mex System
Conan Gathering System
ANDX RIO Pipeline
To Midland
W2W Pipeline
To Houston and Nederland
Gray Oak Pipeline
To Corpus Christi



Legend(a)
Crude pipeline
Natural gas pipeline
NGL pipeline
Crude gathering
Existing processing plant
Future processing plant



Preakness
Torñado
Argo
Apollo
Hidalgo
BANGL Pipeline
To Texas City area
Whistler Pipeline
To Agua Dulce

Crude gathering

- Conan Gathering system connects refineries to well-head
- Provides volumes for planned Gray Oak, Wink-to-Webster pipelines

Natural gas gathering & processing

- Existing plants: Hidalgo, Argo
- Future plants: Apollo, Torñado, Preakness
- 200 MMcfd plants provide volumes for planned Whistler and BANGL pipelines

(a) Pipelines are shown pictorially only to show flow paths; some pipelines are new and/or proposed, including: Gray Oak, W2W, Whistler, BANGL

2 Permian Crude Pipelines

MPLX

Investments in long-haul pipelines generate stable, fee-based midstream income and also help lower feedstock costs tor MPC refineries

- Gray Oak Pipeline
  - MPC, Diamondback Energy, PSXP
  - ~850 mile, 30-inch diameter
  - Anticipate in-service 4Q19
- Wink-to-Webster Pipeline (W2W)
  - Signed definitive agreements with partners ExxonMobil, Plains All American, Lotus Midstream, Delek, and Rattler Midstream
  - 36” mainline with 1.5 MMBPD capacity
  - Anticipate in-service first half of 2021



TEXAS
Wink
Orla
Crane
Wink-to-Webster Pipeline
Gray Oak Pipeline
Texas City
Galveston Bay
Corpus Christi

2 Permian Natural Gas and NGL Pipelines and 3 Fractionation

MPLX

- Whistler Residue Gas Pipeline
  - JV with White Water Midstream and Stonepeak/WTG
  - 42” pipeline with ~2.0 Bcf/d capacity
  - Anticipate in-service 3Q21
- BANGL Pipeline (Belvieu Alternative NGL)
  - JV with White Water Midstream and others
  - 24” pipeline with ~500 MBPD capacity
  - Anticipate in-service early 2021
- Gulf Coast fractionation – three potential fractionators with 150 MBPD C2+ capacity each



TEXAS
Orla
Waha
BANGL Pipeline
Whistler Pipeline
Galveston Bay
Sweeny
Corpus Christi
Agua Dulce

4 Expanding Export Capabilities

MPLX

Export facilities create ability to generate third party revenue and meet global demand for crude, refined products, and NGLs

- Currently in service
  - Mt. Airy, LA: acquired in 3Q18
  - LOOP: expansion with planned Capline reversal and Swordfish Pipeline
- Planned projects
  - South Texas Gateway: operational in conjunction with Gray Oak Pipeline construction
  - Texas City: hub for planned W2W and BANGL pipelines


TEXAS
Texas City
Mt. Airy
LOOP
Corpus Christi
South TX Gateway

4 Mt. Airy Export Terminal

- Strategically located on Mississippi River in close proximity to several refineries, including MPC's Garyville refinery
- 4 MMBBL of third-party leased storage capacity, capability to expand storage capacity to 10 MMBBL
- 120,000 bpd export dock, permitted for construction of second 120,000 bpd dock



ENERGY LOGISTICS
MPLX Terminals
MPC Refineries
3rd Party Refineries
Baton Rouge, LA
MPLX Mt. Airy Terminal
MPC Garyville Refinery
New Orleans, LA
As of September 26, 2018

Capline Reversal and LOOP

MPLX

Capline

- 40" crude oil pipeline from Patoka, IL, to St. James, LA
- Reversed service planned for September 2020

LOOP

- Only Gulf Coast port capable of loading 2 MMBBL vessels (VLCC's) without reverse lightering
- Demonstrated ability to load three VLCCs in a seven-day period


Enbridge
Flanagan, IL
DAPL
SAX
Keystone XL
Steele City, NE
Patoka, IL
Woodpat
Keystone
Ozark
Cushing, OK
Memphis, TN
Diamond
Collierville, TN
Capline
St. James, LA
Clovelly,
Loop LLC

Appendix

Reconciliation of Adjusted EBITDA and Distributable Cash from Net Income

MPLX

($MM)	YTD 2018	YTD 2017	YTD 2016
Net income	1,834	836	434
Provision (benefit) for income taxes	8	1	(12)
Amortization of deferred financing costs	59	53	46
Loss on extinguishment of debt	46	-	-
Net interest and other financial costs	556	301	215
Income from operations	2,503	1,191	683
Depreciation and amortization	766	683	591
Non-cash equity-based compensation	19	15	10
Impairment expense	-	-	130
Income from equity method investments	(240)	(78)	74
Distributions/adjustments related to equity method investments	447	231	150
Unrealized derivative losses (gains)[(a)]	(5)	6	36
Acquisition costs	3	11	(1)
Adjusted EBITDA	3,493	2,059	1,673
Adjusted EBITDA attributable to noncontrolling interests	(18)	(8)	(3)
Adjusted EBITDA attributable to Predecessor[(b)]	-	(47)	(251)
Adjusted EBITDA attributable to MPLX LP	3,475	2,004	1,419
Deferred revenue impacts	32	33	16
Net interest and other financial costs	(556)	(301)	(215)
Maintenance capital expenditures	(146)	(103)	(84)
Equity method investment capital expenditures paid out	(31)	(13)	(3)
Other	7	6	(1)
Portion of DCF adjustments attributable to Predecessor[(b)]	-	2	8
Distributable cash flow attributable to MPLX LP	2,781	1,628	1,140
Preferred unit distributions	(75)	(65)	(41)
Distributable cash flow available to GP and LP unitholders	2,706	1,563	1,099

(a) The Partnership makes a distinction between realized and unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded. [(b)]The adjusted EBITDA and DCF adjustments related to Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition date

Reconciliation of Adjusted EBITDA and Distributable Cash from Net Cash Provided by Operating Activities

MPLX

($MM)	12/31/2018	12/31/2017	12/31/2016
Net cash provided by operating activities	2,826	1,907	1,491
Changes in working capital items	41	(147)	(76)
All other, net	(45)	(28)	(16)
Non-cash equity-based compensation	19	15	10
Net gain (loss) on disposal of assets	(2)	-	1
Net interest and other financial costs	556	301	215
Loss on extinguishment of debt	46	-	-
Current income taxes	-	2	5
Asset retirement expenditures	7	2	6
Unrealized derivative losses (gains)[(a)]	(5)	6	36
Acquisition costs	3	11	(1)
Other adjustments to equity method investment distributions	47	(10)	2
Adjusted EBITDA	3,493	2,059	1,673
Adjusted EBITDA attributable to noncontrolling interests	(18)	(8)	(3)
Adjusted EBITDA attributable to Predecessor[(b)]	-	(47)	(251)
Adjusted EBITDA attributable to MPLX LP	3,475	2,004	1,419
Deferred revenue impacts	32	33	16
Net interest and other financial costs	(556)	(301)	(215)
Maintenance capital expenditures	(146)	(103)	(84)
Equity method investment capital expenditures paid out	(31)	(13)	(3)
Other	7	6	(1)
Portion of DCF adjustments attributable to Predecessor[(b)]	-	2	8
Distributable cash flow attributable to MPLX LP	2,781	1,628	1,140
Preferred unit distributions	(75)	(65)	(41)
Distributable cash flow attributable to GP and LP unitholders	2,706	1,563	1,099

(a) The Partnership makes a distinction between realized and unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded. [(b)]The adjusted EBITDA and DCF adjustments related to Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition date